Exhibit 99.1

5E ADVANCED MATERIALS ANNOUNCES FUNDING PACKAGE AND PROPOSED RESTRUCTURE AND EQUITIZATION OF CONVERTIBLE NOTES

Transaction will strengthen the balance sheet and provide a funding package of up to $30 million to progress to the Final Investment Decision (FID)

HESPERIA, CA., January 14, 2025 (GLOBE NEWSWIRE) – 5E Advanced Materials, Inc. (Nasdaq: FEAM) (ASX: 5EA) (“5E” or the “Company”), a boron and lithium company with U.S. government Critical Infrastructure designation for its 5E Boron Americas Complex, today announced that it has entered into a Restructuring Support Agreement (“RSA”) with its primary lenders and the holders of the Company’s senior secured convertible notes (“Convertible Notes”), Ascend Global Investment Fund SPC, for and on behalf of Strategic SP(“Ascend”), Bluescape Special Situations IV LLC (“BEP”), and Meridian Investments Corporation (“Meridian,” and together with Ascend and BEP, the “Lenders”).

Agreement and Transaction Highlights

The Company has agreed to a funding and restructuring package (the “Transaction”) with the Lenders that includes the following:

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Lenders purchased an additional $5 million of Convertible Notes with a conversion price of $0.2920 with funding scheduled to close on January 14, 2025.
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Subject to approval by the Company’s stockholders at a special meeting, consummating the Transaction under the RSA would achieve the following:
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Full equitization of all Convertible Notes for which the Company will issue 312,490,076 shares of common stock.
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Lenders to purchase an aggregate $5 million of common stock at a purchase price of the lower of $0.2920 or a 5-day VWAP (Volume Weighted Average Price) following the equitization of the Convertible Notes (“Equity Purchase Price”).
o
Lenders to receive one-year warrants to purchase a number of shares of common stock equal to an aggregate of up to $20 million divided by the Equity Purchase Price, with an exercise price of the Equity Purchase Price.
o
Ascend and BEP would each have the right to nominate two directors to the Company’s board of directors, which will consist of four members immediately after the Transaction.

The Transaction has been supported unanimously by the Board of Directors (the “Board”). The closing of the Transaction remains subject to the satisfaction of all remaining closing conditions, including the 5E stockholder vote, to be held at an upcoming special stockholder meeting (the “Special Meeting”), which is anticipated to occur in the first calendar year quarter of 2025.

“Our momentum accelerated in the second half of 2024, as we made great progress towards 5E's operational and commercial goals, including the launch of our Customer Qualification Program, the shipment of our first boric acid samples, and the successful delivery of our first full truckload of boric acid super sacks to a U.S. customer,” said Paul Weibel, Chief Executive Officer of 5E Advanced Materials, Inc. "With these milestones behind us, we now need to align our capital structure to ensure long-term success. Our current capital structure is restrictive to the Company and our access to capital markets. We look forward to capitalizing on this opportunity to strengthen our balance sheet following shareholder approval and the consummation of the Transaction. We appreciate our financial partners’ historical support and believe this Restructuring Support Agreement will enhance our standing with commercial and financial partners, as well as potential employees, and it aligns the interests of all stakeholders involved."

Paul Weibel concluded, “I share the Board’s view that this restructuring is in the best interests of the Company, its shareholders, and its employees. It will remove key obstacles to 5E’s transformation into a leading producer of boric acid and boron advanced materials. We believe the progress achieved in 2024 will carry into 2025, especially now that this transaction will derisk the business and support the path to FID upon completing commercial engineering. This vote is a critical step to achieving our long-term vision, and I encourage all of our shareholders to join us in supporting this important milestone.”

The Company will file a Current Report on Form 8-K with additional details regarding the Restructuring Support Agreement and related agreements. Investors are encouraged to review that filing for further details regarding the Transaction.

Conference Call

The Company will hold a live conference call on Wednesday, January 15, 2025, at 3pm PST (10am AEDT) to discuss the restructuring transaction and funding package. The call will be delivered by Paul Weibel, Chief Executive Officer. Investors, analysts, and members of the media interested in listening to the live presentation are encouraged to join and register for a webcast of the call, available at https://6ix.com/event/5e-advanced-materials-corporate-update. A replay of the webcast will be available at the Investor Relations section of its website.

Special Meeting of Stockholders

5E intends to file a preliminary proxy statement for a special meeting of stockholders seeking approval of the Transaction in the near future. The Transaction is crucial to strengthening the Company’s balance sheet, funding the Company’s next phase of development, and normalizing the capital structure.

The Board of Directors views the Transaction as being in the best interest of the Company and stockholders as a whole and recommends that all stockholders vote in favor of the Transaction at the company’s upcoming Special Meeting.

Contingency Considerations

The Company expects to implement the Transaction and restructuring through an out-of-court restructuring. If the conditions precedent to the out-of-court restructuring cannot be timely satisfied, including approval by the Company’s stockholders of certain proposals, the Company expects to implement the restructuring through bankruptcy in a pre-packaged Chapter 11 plan. The Company believes that completing the out-of-court restructuring will allow it to avoid possible business disruptions, preserve valuable capital, and prevent additional expenses and other uncertainties that would result from commencing the bankruptcy cases to effectuate the pre-packaged Chapter 11 plan.

No Offer or Solicitation

This document is for information purposes only, and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of a proxy, consent, or authorization in any jurisdiction or any vote or approval in any jurisdiction pursuant to the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus in accordance with the requirements of Section 10 of the Securities Act of 1933, as amended or an exemption therefrom.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the Transactions and certain stockholder approvals required thereby. In connection with the Transaction, the Company expects to file a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) and intends to file other relevant materials with the SEC, including a proxy statement in definitive form. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Transactions. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY

STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTIONS. Copies of the proxy statement and other relevant materials and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders may obtain free copies of the proxy statement and other relevant materials by directing a request to: 5E Advanced Materials, Inc., 9329 Mariposa Road, Suite 210, Hesperia, CA 92344.

Participants in Proxy Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Transactions. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K filed with the SEC on September 9, 2024, and the Preliminary Proxy Statement is expected to be filed with the SEC in connection with the Transaction. Other information regarding the persons who may be deemed participants in the proxy solicitations in connection with the Transaction, and a description of any interests that they have in the Transaction, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the Transaction when they become available. Stockholders, potential investors, and other interested persons should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

About 5E Advanced Materials, Inc.

5E Advanced Materials, Inc. (Nasdaq: FEAM) (ASX: 5EA) is focused on becoming a vertically integrated global leader and supplier of boron specialty and advanced materials, complemented by lithium co-product production. The Company’s mission is to become a supplier of these critical materials to industries addressing global decarbonization, food and domestic security. Boron and lithium products will target applications in the fields of electric transportation, clean energy infrastructure, such as solar and wind power, fertilizers, and domestic security. The business strategy and objectives are to develop capabilities ranging from upstream extraction and product sales of boric acid, lithium carbonate and potentially other co-products, to downstream boron advanced material processing and development. The business is based on our large domestic boron and lithium resource, which is located in Southern California and designated as Critical Infrastructure by the Department of Homeland Security’s Cybersecurity and Infrastructure Security Agency.

Forward Looking Statements

This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this press release regarding the Company's business strategy, plans, goals, and objectives, including regarding the anticipated benefits of the Transaction and Company’s expectations regarding the funding that may be provided as a result of the Transaction, are forward-looking statements. When used in this press release, the words "believe," "project," "expect," “forecast,” "anticipate," "estimate," "intend," “seek,” "budget," "target," "aim," "strategy," "plan," "guidance," "outlook," "intent," "may," "should," "could," "will," "would," "will be," "will continue," "will likely result," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the extraction of the critical materials we intend to produce and advanced materials production and development. These risks include, but are not limited to: our limited operating history in the borates and lithium industries and no revenue from our proposed extraction operations at our properties; our need for substantial additional financing to continue as a going concern and to execute our business plan and our ability to access capital and the financial markets; our status as an exploration stage company dependent on a single project with no known Regulation S-K 1300 mineral reserves and the inherent uncertainty in estimates of mineral resources; our lack of history in mineral production and the significant risks associated with achieving our business strategies, including our downstream processing ambitions; our incurrence of significant net operating losses to date and plans to incur continued losses for the foreseeable future; risks and uncertainties relating to the development of the Fort Cady project, including our ability to timely and successfully complete our proposed Commercial Scale Boron Facility; our ability to obtain stockholder approval for and successfully implement the Transaction, and related matters on a timely manner or at all; our ability to obtain, maintain and renew required governmental permits for our development activities, including satisfying all mandated conditions to any such permits; the implementation of and expected benefits from certain reduced spending measures, the delisting of our securities from Nasdaq, which could limit investors’ ability to transact in our securities, subject us to additional trading restrictions and substantially increase the number of shares issuable upon conversion of our outstanding convertible notes; and other risks and uncertainties set forth in our filings with the U.S. Securities and Exchange Commission from time to time. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. These risks are not exhaustive and the information in this press release may be subject to additional risks. No representation or warranty (express or implied) is made as to, and no reliance should be placed on, any information, including projections, estimates, targets, and opinions contained herein, and no liability whatsoever is accepted as to any errors, omissions, or misstatements contained herein. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as to the date of this press release.

For additional information regarding these various factors, you should carefully review the risk factors and other disclosures in the Company's Form 10-K filed on September 9, 2024 and subsequent filings with the U.S. Securities and Exchange Commission throughout the year, as well as in its filings under the Australian Securities Exchange. Any forward-looking statements are given only as of the date hereof. Except as required by law, 5E expressly disclaims any obligation to update or revise any such forward-looking statements. Additionally, 5E undertakes no obligation to comment on third party analyses or statements regarding 5E's actual or expected financial or operating results or its securities.

For further information contact:

Nathan Skown or Joseph Caminiti

Alpha IR Group

FEAM@alpha-ir.com

Ph: +1 (312) 445-2870